As filed with the Securities and Exchange Commission on October 3, 2003
Securities Act File No. 333- Investment Company Act File No. 811-6669

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.	[ ] Post-Effective Amendment No.
(Check appropriate box or boxes)

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
(Exact name of Registrant as Specified in Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
Merrill Lynch Fundamental Growth Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Andrew J. Donohue, Esq Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011	Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

Title of Securities to Be Registered: Shares of common stock, par value $.10 per share.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

THE ASSET PROGRAM, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held on December 9, 2003

To The Stockholders of The Asset Program, Inc. holding shares of Mercury Growth Opportunity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Mercury Growth Opportunity Fund (“Growth Opportunity”), a series of The Asset Program, Inc. (“Asset Program”), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, December 9, 2003, at 9:00 a.m. Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of the assets and assumption of the liabilities of Growth Opportunity by Merrill Lynch Fundamental Growth Fund, Inc. (“Fundamental Growth”) and the issuance of shares of common stock of Fundamental Growth to Growth Opportunity for distribution to the stockholders of Growth Opportunity; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of Growth Opportunity are not entitled to appraisal rights in connection with the proposal.

The Board of Directors of Growth Opportunity has fixed the close of business on October 17, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Stockholders of Growth Opportunity who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Asset Program.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-888-___-____.

By Order of the Board of Directors,

Phillip S. Gillespie Secretary The Asset Program, Inc.

Plainsboro, New Jersey Dated: November __, 2003

The information in this proxy statement and prospectus is not complete and may be changed. We may not use this proxy statement and prospectus to sell securities until the registration statement containing this proxy statement and prospectus, which has been filed with the Securities and Exchange Commission, is effective. This proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED OCTOBER __, 2003

PROXY STATEMENT OF THE ASSET PROGRAM, INC. FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS To Be Held On December 9, 2003

PROSPECTUS OF MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (609) 282-2800

This Combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a stockholder of Mercury Growth Opportunity Fund (“Growth Opportunity”), a series of The Asset Program, Inc. (the “Asset Program”), and you are being asked to consider:

(1) approval or disapproval of an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of the assets and assumption of the liabilities of Growth Opportunity by Merrill Lynch Fundamental Growth Fund, Inc., a Maryland corporation (“Fundamental Growth”) and the issuance of shares of common stock of Fundamental Growth to Growth Opportunity for distribution to the stockholders of Growth Opportunity. A vote in favor of this proposal will constitute a vote in favor of the termination of Growth Opportunity as a series of the Asset Program; and

(2) to transact such other business as properly may come before the meeting or any adjournment thereof.

This transaction is referred to herein as the “Reorganization.” As part of the Reorganization, Growth Opportunity will be terminated as a series of Asset Program.

The Special Meeting of Stockholders of Growth Opportunity (the “Meeting”) will be held on Tuesday, December 9, 2003 for the purpose of obtaining stockholder approval of the Reorganization.

This Proxy Statement and Prospectus sets forth the information about Fundamental Growth that a stockholder of Growth Opportunity should know before considering the transactions proposed herein and should be retained for future reference. Growth Opportunity has authorized the solicitation of proxies in connection with the above described Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

The Board of Directors of the Asset Program has fixed the close of business on October 17, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Growth Opportunity had outstanding [________________] shares of common stock:

(continued on following page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is November __, 2003.

With this Proxy Statement and Prospectus you will also be receiving the following documents:
•	Prospectus of Fundamental Growth, dated January 1, 2003 (the “Fundamental Growth Prospectus”); and
•	Annual Report to Stockholders of Fundamental Growth for the fiscal year ended August 31, 2003 (the “Fundamental Growth Annual Report”).

The Fundamental Growth Prospectus and the Fundamental Growth Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

Certain other documents containing information about Fundamental Growth and Growth Opportunity have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Fundamental Growth or Growth Opportunity at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-995-6526. These documents are:
•	Statement of Additional Information of Fundamental Growth, dated January 1, 2003 (the “Fundamental Growth Statement”);
•	Prospectus and Statement of Additional Information relating to Growth Opportunity, each dated May 28, 2003 (the “Growth Opportunity Prospectus” and “Growth Opportunity Statement,” respectively);
•	Annual Report to Stockholders of Growth Opportunity for the fiscal year ended January 31, 2003 (the “Growth Opportunity Annual Report”);
•	Semi-Annual Report to Stockholders of Growth Opportunity for the six months ended July 31, 2003 (the “Growth Opportunity Semi-Annual Report”); and
•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated November __, 2003 (the “Reorganization Statement of Additional Information”).

The Growth Opportunity Prospectus and the Reorganization Statement of Additional Information also are incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding Fundamental Growth and Growth Opportunity.

The address of the principal executive offices of Fundamental Growth and Growth Opportunity is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

-i-

-ii-

INTRODUCTION

This Proxy Statement and Prospectus is furnished to the stockholders of Growth Opportunity in connection with the solicitation of proxies on behalf of the Board of Directors of the Asset Program for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, December 9, 2003, at 9:00 a.m. Eastern time. The mailing address for Asset Program and Growth Opportunity is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November __, 2003.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Asset Program at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of Growth Opportunity will be voted “FOR” approval of the Agreement and Plan.

Assuming a quorum is present at the Meeting, consummation of the Reorganization requires, among other things, the affirmative vote of the stockholders of Growth Opportunity representing a majority of the outstanding shares of Growth Opportunity entitled to be voted thereon. The Boards of Directors of Asset Program and Fundamental Growth together may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Growth Opportunity. See “Information Concerning the Special Meeting.”

This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Growth Opportunity. The Board of Directors of the Asset Program knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Fundamental Growth under the Securities Act of 1933 (the “Securities Act”), in connection with the issuance of shares of common stock of Fundamental Growth pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

Fundamental Growth is organized as a Maryland corporation. Growth Opportunity is a series of Asset Program, which is also organized as a Maryland corporation. Shares of common stock of Fundamental Growth and Growth Opportunity are hereinafter referred to as “shares,” holders of shares are hereinafter referred to as “stockholders,” the Directors and officers of Asset Program are hereinafter sometimes referred to as Directors and officers of Growth Opportunity, the Directors of Fundamental Growth and Growth Opportunity are hereinafter referred to as “Directors,” the Boards of Directors of Fundamental Growth and Growth Opportunity are each hereinafter referred to as a “Board” and collectively as the “Boards,” and the Articles of Incorporation of Fundamental Growth and Asset Program, as amended, restated and supplemented, as applicable, are each hereinafter referred to as a “Charter.” Fundamental Growth and Growth Opportunity are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

The Boards of Fundamental Growth and Growth Opportunity unanimously approved the Reorganization at Meetings held on August 13-14, 2003.

Following the Reorganization, the Board of Asset Program will take action to terminate Growth Opportunity as a series of Asset Program under Maryland law.

What will Stockholders of Growth Opportunity Receive in the Reorganization?

If the Agreement and Plan is approved and the Reorganization is consummated:
•	You will become a stockholder of Fundamental Growth; and
•	You will receive shares of Fundamental Growth of the same class and that have the same aggregate net asset value as the shares of Growth Opportunity that you held immediately prior to the Reorganization.

No sales charge or fee of any kind will be charged to stockholders of Growth Opportunity in connection with their receipt of shares of Fundamental Growth common stock in the Reorganization.

The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “The Reorganization — Tax Consequences of the Reorganization.” You should consult your tax adviser regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

The Board of Growth Opportunity, including all of the Directors who are not “interested persons” of Growth Opportunity as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), has determined that the Reorganization is in the best interests of Growth Opportunity, and that the interests of the stockholders of Growth Opportunity with respect to net asset value will not be diluted as a result of effecting the Reorganization. However, a stockholder of Growth Opportunity will hold a lower percentage of ownership in the Combined Fund than such stockholder held in Growth Opportunity prior to the Reorganization.

In reaching its conclusions, the Board of Growth Opportunity considered a number of factors, including the following:

After the Reorganization, stockholders of Growth Opportunity
•	will be invested in an open-end fund with a substantially larger combined asset base and a broader portfolio of assets that is more widely diversified;
•	are likely to benefit from a lower management fee rate and reduced operating expenses per share as stockholders of the Combined Fund; and
•	are expected to benefit from greater flexibility in portfolio management as stockholders of the larger Combined Fund;

See “Fee Tables” below and “The Reorganization — Potential Benefits to Stockholders of Growth Opportunity as a Result of the Reorganization.”

If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the stockholders of Growth Opportunity) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Funds; (ii) by the Board of Growth Opportunity if any condition of Growth Opportunity’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Fundamental Growth if any condition of Fundamental Growth’s obligations has not been fulfilled or waived by such Board. The Boards of Growth Opportunity and Fundamental Growth may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Growth Opportunity.

Fee Tables

The fee tables below provide information about the fees and expenses attributable to shares of each class of the Funds, assuming the Reorganization had taken place on August 31, 2003, and the estimated pro forma annualized fees and expenses attributable to each class of shares of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A and Class B Stockholders of Fundamental Growth, Growth Opportunity and the Pro Forma Combined Fund as of August 31, 2003 (unaudited)

	Class A Shares*						Class B Shares
	Actual						Actual
	Fundamental Growth		Growth Opportunity		Pro Forma Combined Fund		Fundamental Growth(b)		Growth Opportunity(b)		Pro Forma Combined Fund(b)
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	5.25%	(c)	5.25%	(c)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	4.0%	(c)	4.0%	(c)	4.0%	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees(e)	[0.61]%		0.65%		[0.61]%		[0.61]%		0.65%		[0.61]%
Distribution and/or Service (12b-1) Fees(f)	0.25%		0.25%		0.25%		1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(g)%			%		%		%		%		%

Total Annual Fund Operating Expenses	%		%		%		%		%		%

*	Prior to April 14, 2003, Class A shares of Fundamental Growth were designated Class D.
(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares; for instance, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	Fundamental Growth has agreed to pay, and the Combined Fund will pay, MLIM a monthly fee at the annual rate of 0.65% of the average daily net assets of Fundamental Growth for the first $1.0 billion; 0.625% of the average daily net assets of Fundamental Growth in excess of $1.0 billion but not exceeding $1.5 billion; 0.60% of the average daily net assets of Fundamental Growth in excess of $1.5 billion but not exceeding $5.0 billion; 0.575% of the average daily net assets of Fundamental Growth in excess of $5.0 billion but not exceeding $7.5 billion; and 0.55% of the average daily net assets of Fundamental Growth in excess of $7.5 billion. MLIM received a fee equal to [ ]% of Fundamental Growth’s average daily net assets for the fiscal year ended August 31, 2003.
(f)	Fundamental Growth and Growth Opportunity each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of both MLIM and FAM, provides transfer agency services to Fundamental Growth and Growth Opportunity and will provide such services to the Combined Fund. The Funds each pay a fee for these services. Each Fund’s manager or investment adviser, and/or their affiliates, also provides certain accounting services to such Fund and each Fund reimburses its manager or investment adviser, or their affiliates, for such services.

Fee Table for Class C and Class I Stockholders of Fundamental Growth, Growth Opportunity and the Pro Forma Combined Fund as of August 31, 2003 (unaudited)

	Class C Shares						Class I Shares*
	Actual						Actual
	Fundamental Growth		Growth Opportunity		Pro Forma Combined Fund		Fundamental Growth		Growth Opportunity		Pro Forma Combined Fund
Stockholder Fees (fees paid directly from a stockholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None		5.25	%(b)	5.25	%(b)	5.25	%(b)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.0	%(b)	1.0	%(b)	1.0	%(b)	None	(c)	None	(c)	None	(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None
Redemption Fee	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees(d)	[0.61	]%	0.65%		[0.61	]%	[0.61	]%	0.65%		[0.61	]%
Distribution and/or Service (12b-1) Fees(e)	1.00%		1.00%		1.00%		None		None		None
Other Expenses (including transfer agency fees)(f)%				%		%		%		%		%

Total Annual Fund Operating Expenses		%		%		%		%		%		%

*	Prior to April 14, 2003, Class I shares of Fundamental Growth were designated Class A.
(a)	Certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares; for instance, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.
(b)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(c)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(d)	Fundamental Growth has agreed to pay, and the Combined Fund will pay, MLIM a monthly fee at the annual rate of 0.65% of the average daily net assets of Fundamental Growth for the first $1.0 billion; 0.625% of the average daily net assets of Fundamental Growth in excess of $1.0 billion but not exceeding $1.5 billion; 0.60% of the average daily net assets of Fundamental Growth in excess of $1.5 billion but not exceeding $5.0 billion; 0.575% of the average daily net assets of Fundamental Growth in excess of $5.0 billion but not exceeding $7.5 billion; and 0.55% of the average daily net assets of Fundamental Growth in excess of $7.5 billion. MLIM received a fee equal to % of Fundamental Growth’s average daily net assets for the fiscal year ended August 31, 2003.
(e)	Fundamental Growth and Growth Opportunity each call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class C shares over time, it may cost that stockholder more in distribution and account maintenance (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of both MLIM and FAM, provides transfer agency services to Fundamental Growth and Growth Opportunity and will provide such services to the Combined Fund. The Funds each pay a fee for these services. Each Fund’s manager or investment adviser, and/or their affiliates, also provides certain accounting services to such Fund and each Fund reimburses its manager or investment adviser, or their affiliates, for such services.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Fundamental Growth
Growth Opportunity
Combined Fund*

Class B

Fundamental Growth				**
Growth Opportunity				**
Combined Fund*				**

Class C

Fundamental Growth
Growth Opportunity
Combined Fund*

Class I

Fundamental Growth
Growth Opportunity
Combined Fund*

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Fundamental Growth
Growth Opportunity
Combined Fund*

Class B

Fundamental Growth				**
Growth Opportunity				**
Combined Fund*				**

Class C

Fundamental Growth
Growth Opportunity
Combined Fund*

Class I

Fundamental Growth
Growth Opportunity
Combined Fund*

*	Assuming the Reorganization had taken place on August 31, 2003.
**	Assumes conversion to Class A shares approximately eight years after purchase.

The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a stockholder of Growth Opportunity or Fundamental Growth bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission filing regulations.

The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders of Growth Opportunity as a Result of the Reorganization,” “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

Fundamental Growth	Fundamental Growth was organized under the laws of the State of Maryland on April 30, 1992. Fundamental Growth is a diversified, open end investment company.

As of August 31, 2003, Fundamental Growth had net assets of approximately $[ ] billion.

Growth Opportunity

Growth Opportunity is a series of the Asset Program, which was incorporated under the laws of the State of Maryland on May 12, 1994. Growth Opportunity is a non-diversified, open-end investment company.

As of August 31, 2003, Growth Opportunity had net assets of approximately $[ ] million.

Comparison of the Funds	Investment Objectives. The investment objectives of Fundamental Growth and Growth Opportunity are identical. Each Fund seeks to provide stockholders with long-term growth of capital.

Investment Strategies. The investment strategies of each Fund are similar. Each Fund seeks to achieve its objective by investing in a portfolio of equity securities. Although the Funds may purchase securities of issuers with any market capitalization, Fundamental Growth emphasizes equity securities of companies with a market capitalization of $2 billion or more while Growth Opportunity emphasizes those with a market capitalization of $500 million or more. Each Fund emphasizes companies that have exhibited above-average growth rates in earnings and each normally invests at least 65% of its total assets in equity securities, including common stock, securities convertible into common stock, preferred stock and rights to subscribe for common stock.

Growth Opportunity may invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Growth Opportunity may invest up to 5% of its total assets in debt securities, including debt securities rated below investment grade. Growth Opportunity will normally invest a portion of its assets in short-term debt securities, such as commercial paper or U.S. Treasury bills.

For temporary defensive or emergency purposes, or to meet redemptions, each Fund may invest without limitation in short-term debt securities, such as commercial paper, and in U.S. Government bonds and money market securities.

Each Fund may invest in equity securities of foreign issuers. Fundamental Growth may invest up to 10% of its total assets in securities of foreign issuers while Growth Opportunity may invest up to 20%. For neither Fund do these restrictions apply to investments in American Depositary Receipts. Each Fund may use derivatives such as futures and options for hedging purposes and may invest in rights and warrants to subscribe for common stock. Each Fund may invest in illiquid securities, restricted securities, 144A securities, when issued securities, delayed delivery securities, forward commitments, repurchase agreements and purchase and sale contracts, and may lend its portfolio securities.

Portfolio Management.  MLIM serves as the manager to Fundamental Growth. FAM serves as the investment adviser to Growth Opportunity. Lawrence R. Fuller has served as portfolio manager for Fundamental Growth since 1992. Mr. Fuller has served as portfolio manager for Growth Opportunity since 1998 and Thomas E. Burke has served as associate portfolio manager for Growth Opportunity since 2001. Mr. Fuller is expected to be the portfolio manager for the Combined Fund following the Reorganization.

Management Fees. Pursuant to a management agreement between MLIM and Fundamental Growth, Fundamental Growth pays MLIM a monthly fee at an annual rate calculated as follows:

Portion of average daily value of net assets:	Management Fee
Not exceeding $1 billion	0.650%
$1 billion to $1.5 billion	0.625%
$1.5 billion to $5 billion	0.600%
$5 billion to $7.5 billion	0.575%
Exceeding $7.5 billion	0.550%

For the fiscal year ended August 31, 2003, MLIM received a fee equal to ___% of Fundamental Growth’s average daily net assets.

Pursuant to an investment advisory agreement between FAM and the Asset Program, on behalf of Growth Opportunity, Growth Opportunity pays FAM a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets.

MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which MLIM may pay a fee for services it receives on behalf of Fundamental Growth. FAM also has a sub-advisory agreement with MLAM U.K. under which FAM may pay a fee for services it receives on behalf of Growth Opportunity.

After the Reorganization, the effective management fee rate applicable to the Combined Fund, at current asset levels, would be lower than Growth Opportunity’s current management fee rate.

See “Summary — Fee Tables” and “Comparison of the Funds-Management.”

Class Structure. Fundamental Growth offers five classes of shares: Class A, Class B, Class C, Class I and Class R. Growth Opportunity offers four classes of shares: Class A, Class B, Class C and Class I. Fundamental Growth’s Class A, Class B, Class C and Class I shares are substantially the same as Growth Opportunity’s Class A, Class B, Class C and Class I shares, respectively, except that they represent ownership interests in a different investment portfolio. See “Comparison of the Funds — Purchase of Shares,” “— Redemption of Shares,” and “Additional Information Stockholder Services.”

Overall Annual Expense Ratio. The tables below show the total operating expense ratio for each class of shares of Growth Opportunity and of Fundamental Growth (other than Class R) as of August 31, 2003 and, assuming the Reorganization had taken place on August 31, 2003, the estimated pro forma operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution and account maintenance fees with respect to the Funds).

Total Operating Expense Ratios
Fund	Class A*	Class B	Class C	Class I*
Fundamental Growth	[ ]%	[ ]%	[ ]%	[ ]%
Growth Opportunity	[ ]%	[ ]%	[ ]%	[ ]%

Combined Fund Pro Forma Total Operating Expense Ratios**
	Class A	Class B	Class C	Class I
Combined Fund	[ ]%	[ ]%	[ ]%	[ ]%

*	Prior to April 14, 2003, Class A shares of Fundamental Growth were designated Class D and Class I shares of Fundamental Growth were designated Class A.
**	Assumes the Reorganization had taken place on August 31, 2003.

Redemption of Shares. The redemption procedures for shares of Fundamental Growth are the same as the redemption procedures for shares of Growth Opportunity. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of Fundamental Growth distributed to Growth Opportunity stockholders in the Reorganization, the holding period of Growth Opportunity shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the shares of Fundamental Growth distributed in the Reorganization. See “Comparison of the Funds — Redemption of Shares.”

Exchange of Shares. The exchange privilege for the Class A, Class B, Class C and Class I shares of Fundamental Growth is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Growth Opportunity. Shareholders of each Fund may exchange their shares for shares of the same class of certain other funds advised by MLIM, FAM or their affiliates (“MLIM/FAM-advised funds”).

Dividends. Each Fund distributes its net investment income, if any, and net realized capital gains, if any, at least annually. See “Comparison of the Funds — Dividends and Distributions.”

Net Asset Value. Growth Opportunity and Fundamental Growth each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (a “Business Day”) based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See “Comparison of the Funds — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of the Funds are substantially similar. See “Comparison of the Funds — Additional Information — Capital Stock.”

Other Significant Considerations. Stockholder services, including exchange privileges, available to Growth Opportunity and Fundamental Growth stockholders are similar.

See “Comparison of the Funds — Additional Information — Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are similar. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See “Comparison of the Funds — Stockholder Services.”

Tax Considerations	The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fundamental Growth nor Growth Opportunity will recognize any gain or loss on the transaction, and no stockholder of Growth Opportunity will recognize any gain or loss upon receipt of shares of Fundamental Growth. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See “The Reorganization — Tax Consequences of the Reorganization.” The Reorganization will not affect the status of Fundamental Growth as a regulated investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in Fundamental Growth are substantially similar to those associated with an investment in Growth Opportunity. Such risks include market and selection risk, growth investing style risk, foreign market and foreign economy risk, currency risk, and borrowing and leverage risk, as well as the risks associated with investing in futures, forwards, options, warrants, indexed and inverse securities, repurchase agreements, depositary receipts, when issued securities, delayed delivery securities and forward commitments, small cap and emerging growth securities, convertible securities, restricted securities, illiquid and Rule 144A securities and securities lending. The risk factors associated with an investment in Fundamental Growth are set forth below and in the Fundamental Growth Prospectus, which accompanies this Proxy Statement and Prospectus, under the caption “Details about the Fund — Investment Risks.”

The principal difference in risk between Fundamental Growth and Growth Opportunity is that Fundamental Growth is classified as a diversified investment company under the Investment Company Act and Growth Opportunity is classified as non-diversified under the Investment Company Act. Because a non-diversified fund may invest in a smaller number of issuers, Growth Opportunity is more exposed to developments affecting and the risks associated with individual issuers, which may have a greater impact on Growth Opportunity’s performance. To the extent that Growth Opportunity may concentrate its investments among fewer issuers than Fundamental Growth, Growth Opportunity’s exposure to selection, credit and market risks associated with such issuers may be greater than that of a diversified fund such as Fundamental Growth.

Unless otherwise noted, each Fund is subject to the following main investment risks:

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Growth Investing Style Risk — Each Fund follows an investment style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investment styles.

Non-Diversification Risk — Growth Opportunity is a non-diversified portfolio. As noted above, because it may invest in a smaller number of issues, Growth Opportunity is more exposed to developments affecting and the risks associated with individual issues, which may have a greater impact on Growth Opportunity’s performance.

Unless otherwise noted, each Fund also may be subject to certain other risks associated with its investments and investment strategies, including:

Foreign Market Risks — Each Fund may invest in securities of companies located in countries other than the United States. This may expose the Funds to risks associated with foreign investments.
•	The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.
•	Foreign holdings may be adversely affected by foreign government action.
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

Currency Risk — Each Fund may be subject to currency risk. Securities in which Growth Opportunity invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. The risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Depositary Receipts — Each Fund may be subject to Depositary Receipt risk. The Fund may invest in securities of foreign issuers in the form of Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts evidence a similar ownership arrangement. The Funds may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Borrowing and Leverage Risk — Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost each Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return. Certain securities that each Fund buys may create leverage including, for example, options.

Securities Lending — Each Fund may lend securities with a value up to 33?% of its assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to each Fund.

Convertibles — Each Fund may invest in convertibles. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risks as the underlying stock.

Derivatives — Each Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:
•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.
•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•	Leverage risk — the risk, associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments), that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Indexed and Inverse Securities — Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Funds may also invest in securities whose return is inversely related to changes in an index or interest rate (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed securities, including inverse securities, may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index or interest rate.

Initial Public Offering Risk — Each Fund may be subject to initial public offering risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Warrants — Each Fund may invest in warrants. A warrant gives a Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Illiquid Securities — Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Each Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Funds may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if a Fund’s management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Each Fund may invest in Rule 144A securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers, but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Repurchase Agreements — Each Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreements.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may invest in when issued securities, delayed delivery securities and forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, a Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

COMPARISON OF THE FUNDS

Financial Highlights

Fundamental Growth. The Financial Highlights table is intended to help you understand Fundamental Growth’s financial performance for the periods shown. Certain information reflects financial results for a single Fundamental Growth share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Fundamental Growth (assuming reinvestment of all dividends). The information has been audited by whose report, along with Fundamental Growth’s financial statements, is included in Fundamental Growth’s Annual Report which, accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements.

	Class A† For the Year Ended August 31					Class B For the Year Ended August 31
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of year		$17.23	$29.63	$21.77	$16.06		$16.24	$28.06	$20.75	$15.39

Investment income (loss) — net††		(.05)	.03	(.04)	.08		(.17)	(.13)	(.23)	(.08)

Realized and unrealized gain (loss) on investments and foreign currency transactions — net		(3.55)	(10.52)	9.80	6.31		(3.33)	(9.95)	9.32	6.05

Total from investment operations		(3.60)	(10.49)	9.76	6.39		(3.50)	(10.08)	9.09	5.97

Less distributions from
realized gain on investments — net		—	—	(1.90)	(.68)		—	—	(1.78)	(.61)
In excess of realized gain on investments — net		—	(1.91)	—	—		—	(1.74)	—	—

Total distributions		—	(1.91)	(1.90)	(.68)		—	(1.74)	(1.78)	(.61)

Net asset value, end of year		$13.63	$17.23	$29.63	$21.77		$12.74	$16.24	$28.06	$20.75

Total Investment Return:#†††

Based on net asset value per share		(20.89)%	(36.88)%	46.67%	40.67%		(21.55)%	(37.36)%	45.55%	39.58%

Ratios to Average Net Assets:

Expenses		1.18%	1.04%	1.01%	1.05%		1.96%	1.81%	1.77%	1.83%

Investment income (loss) — net		(.33)%	.14%	(.17)%	.36%		(1.10)%	(.62)%	(.92)%	(.41)%

Supplemental Data:

Net assets, end of year (in thousands)		$1,384,765	$1,296,787	$1,712,701	$795,607		$1,802,731	$2,299,511	$3,411,474	$2,000,535

Portfolio turnover		92.35%	149.86%	98.71%	52.72%		92.35%	149.86%	98.71%	52.72%

†	Prior to April 14, 2003, Class A shares were designated Class D.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.

Fundamental Growth — Financial Highlights (concluded)

	Class C For the Year Ended August 31					Class I† For the Year Ended August 31
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of year		$16.34	$28.26	$20.88	$15.45		$17.46	$29.98	$21.99	$16.19

Investment income loss —net††		(.17)	(.13)	(.24)	(.09)		(.02)	.08	.02	.13

Realized and unrealized gain (loss) on investments and foreign currency transactions — net		(3.35)	(10.01)	9.39	6.10		(3.60)	(10.64)	9.91	6.37

Total from investment operations		(3.52)	(10.14)	9.15	6.01		(3.62)	(10.56)	9.93	6.50

Less distributions from
realized gain on investments — net		—	—	(1.77)	(.58)		—	—	(1.94)	(.70)
In excess of realized gain on investments — net		—	(1.78)	—	—		—	(1.96)	—	—

Total distributions		—	(1.78)	(1.77)	(.58)		—	(1.96)	(1.94)	(.70)

Net asset value, end of year		$12.82	$16.34	$28.26	$20.88		$13.84	$17.46	$29.98	$21.99

Total Investment Return:†††

Based on net asset value per share		(21.54)%	(37.35)%	45.53%	39.65%		(20.73)%	(36.71)%	47.01%	41.08%

Ratios to Average Net Assets:

Expenses		1.97%	1.83%	1.78%	1.83%		.94%	.80%	.76%	.81%

Investment loss — net		(1.11)%	(.66)%	(.93)%	(.43)%		(.09)%	.35%	.09%	.60%

Supplemental Data:

Net assets, end of year (in thousands)		$596,871	$616,400	$627,021	$307,988		$1,170,884	$950,922	$882,072	$472,464

Portfolio turnover		92.35%	149.86%	98.71%	52.72%		92.35%	149.86%	98.71%	52.72%

†	Prior to April 14, 2003, Class I shares were designated Class A.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.
Class R
For the period January 3, 2003* to August 31, 2003

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period

Investment loss — net††

Realized and unrealized gain (loss) on investments and foreign currency transactions — net

Total from investment operations

Less distributions from realized gain on investments — net

Net asset value, end of period

Total Investment Return:*

Based on net asset value per share

Ratios To Average Net Assets:

Expenses

Investment loss — net

Supplemental Data:

Net assets, end of period (in thousands)

Portfolio turnover

*	Commencement of operations

Growth Opportunity — Financial Highlights

Growth Opportunity. The Financial Highlights table is intended to help you understand Growth Opportunity’s financial performance for the periods shown. Certain information reflects financial results for a single Growth Opportunity share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Growth Opportunity (assuming reinvestment of all dividends). The information has been audited by whose report, along with Growth Opportunity’s financial statements, is included in Growth Opportunity’s Annual Report, which is available upon request. The information for six months ended July 31, 2003 is unaudited.

The following per share data and ratios have been derived from information provided in the financial statements.

			Class A†
			For the Year ended January 31,
	For the Six Months Ended July 31, 2003		2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$9.49		$13.61	$17.45	$21.93	$18.51	$13.42

Investment loss — net††	(.04)		(.11)	(.08)	(.12)	(.07)	(.10)

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	1.50		(4.01)	(3.33)	(1.61)	4.58	5.62

Total from investment operations	1.46		(4.12)	(3.41)	(1.73)	4.51	5.52

Less distributions from realized gain on investments — net	—		—	(.43)	(2.75)	(1.09)	(.43)

Net asset value, end of period	$10.95		$9.49	$13.61	$17.45	$21.93	$18.51

Total Investment Return:†††

Based on net asset value per share	15.38	%**	(30.27)%	(19.55)%	(8.57)%	24.80%	41.59%

Ratios To Average Net Assets:

Expenses	1.79	%*	1.82%	1.56%	1.55%	1.62%	1.80%

Investment loss — net	(.88	)%*	(1.03)%	(.58)%	(.55)%	(.34)%	(.64)%

Supplemental Data:

Net assets, end of period (in thousands)	$17,150		$13,770	$11,847	$10,515	$7,659	$3,700

Portfolio turnover	63.97%		89.63%	131.76%	100.88%	81.27%	40.59%

†	Prior to April 3, 2000, Class A shares were designated Class D.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

Growth Opportunity — Financial Highlights (continued)

			Class B
			For the Year ended January 31,
	For the Six Months Ended July 31, 2003		2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$9.16		$13.25	$17.13	$21.44	$18.26	$13.27

Investment loss — net†	(.08)		(.21)	(.20)	(.30)	(.22)	(.23)

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	1.43		(3.88)	(3.25)	(1.56)	4.48	5.54

Total from investment operations	1.35		(4.09)	(3.45)	(1.86)	4.26	5.31

Less distributions from realized gain on investments — net	—		—	(.43)	(2.45)	(1.08)	(.32)

Net asset value, end of period	$10.51		$9.16	$13.25	$17.13	$21.44	$18.26

Total Investment Return:††

Based on net asset value per share	14.74	%**	(30.87)%	(20.16)%	(9.31)%	23.76%	40.41%

Ratios To Average Net Assets:

Expenses	2.66	%*	2.65%	2.39%	2.36%	2.45%	2.66%

Investment loss — net	(1.74	)%*	(1.87)%	(1.42)%	(1.38)%	(1.16)%	(1.50)%

Supplemental Data:

Net assets, end of period (in thousands)	$53,684		$50,933	$85,072	$109,589	$115,216	$60,601

Portfolio turnover	63.97%		89.63%	131.76%	100.88%	81.27%	40.59%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

			Class C
			For the Year ended January 31,
	For the Six Months Ended July 31, 2003		2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$9.13		$13.21	$17.09	$21.40	$18.24	$13.26

Investment loss — net†	(.08)		(.21)	(.20)	(.30)	(.23)	(.24)

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	1.43		(3.87)	(3.25)	(1.56)	4.47	5.55

Total from investment operations	1.35		(4.08)	(3.45)	(1.86)	4.24	5.31

Less distributions from realized gain on investments — net	—		—	(.43)	(2.45)	(1.08)	(.33)

Net asset value, end of period	$10.48		$9.13	$13.21	$17.09	$21.40	$18.24

Total Investment Return:††

Based on net asset value per share	14.79	%**	(30.89)%	(20.20)%	(9.34)%	23.68%	40.39%

Ratios To Average Net Assets:

Expenses	2.69	%*	2.68%	2.42%	2.38%	2.48%	2.71%

Investment loss — net	(1.77	)%*	(1.90)%	(1.44)%	(1.41)%	(1.20)%	(1.55)%

Supplemental Data:

Net assets, end of period (in thousands)	$35,898		$33,258	$55,039	$69,476	$72,650	$40,710

Portfolio turnover	63.97%		89.63%	131.76%	100.88%	81.27%	40.59%

†	Based on average shares outstanding.
††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

Growth Opportunity — Financial Highlights (continued)

			Class I† For the Year ended January 31,
	For the Six Months Ended July 31, 2003		2003	2002	2001	2000	1999

Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:

Net asset value, beginning of period	$9.57		$13.69	$17.49	$22.01	$18.53	$13.42

Investment loss — net††	(.03)		(.09)	(.05)	(.05)	(.01)	(.06)

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	1.51		(4.03)	(3.32)	(1.64)	4.58	5.63

Total from investment operations	1.48		(4.12)	(3.37)	(1.69)	4.57	5.57

Less distributions from realized gain on investments — net	—		—	(.43)	(2.83)	(1.09)	(.46)

Net asset value, end of period	$11.05		$9.57	$13.69	$17.49	$22.01	$18.53

Total Investment Return:†††

Based on net asset value per share	15.46	%**	(30.09)%	(19.27)%	(8.37)%	25.11%	42.02%

Ratios To Average Net Assets:

Expenses	1.54	%*	1.56%	1.30%	1.31%	1.36%	1.56%

Investment loss — net	(.63	)%*	(.77)%	(.33)%	(.25)%	(.07)%	(.39)%

Supplemental Data:

Net assets, end of period (in thousands)	$2,673		$2,146	$2,550	$2,142	$939	$582

Portfolio turnover	63.97%		89.63%	131.76%	100.88%	81.27%	40.59%

†	Prior to April 3, 2000, Class I shares were designated Class A.
††	Based on average shares outstanding.
†††	Total investment returns exclude the effects of sales charges.
*	Annualized.
**	Aggregate total investment return.

Investment Objectives and Policies

The investment objectives of Fundamental Growth and Growth Opportunity are identical. Each Fund seeks to provide stockholders with long-term growth of capital. Each Fund also uses similar, although not identical, investment strategies in seeking to achieve its objective. See “How the Fund Invests” in the Fundamental Growth Prospectus and the Growth Opportunity Prospectus.

Investment Restrictions

Growth Opportunity and Fundamental Growth have identical investment restrictions except as follows: (i) as a non-diversified fund, Growth Opportunity does not have a fundamental diversification restriction and (ii) Growth Opportunity has a non-fundamental borrowing limit of 10% of its total assets while Fundamental Growth’s non-fundamental borrowing limit equals 20% of its total assets. See “Investment Objective and Policies — Investment Restrictions” in the Growth Opportunity and Fundamental Growth Statements.

Management

Management and Advisory Arrangements. MLIM serves as the manager to Fundamental Growth. FAM, serves as the investment adviser to Growth Opportunity. MLIM has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the MLIM may pay a fee for services it receives on behalf of Fundamental Growth. FAM also has a sub-advisory agreement with MLAM U.K., under which FAM may pay a fee for services it receives on behalf of Growth Opportunity. MLIM will act as manager and MLAM U.K. as sub-adviser to the combined fund.

Pursuant to a management agreement between MLIM and Fundamental Growth, Fundamental Growth pays MLIM a monthly management fee at an annual rate calculated as follows:

Portion of average daily value of net assets:	Management Fee
Not exceeding $1 billion	0.650%
$1 billion to $1.5 billion	0.625%
$1.5 billion to $5 billion	0.600%
$5 billion to $7.5 billion	0.575%
Exceeding $7.5 billion	0.550%

Pursuant to a investment advisory agreement between FAM and the Asset Program, Growth Opportunity pays FAM a monthly management fee at the annual rate of 0.65% of the Fund’s average daily net assets.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Growth Opportunity are substantially similar to Fundamental Growth. Currently, Fundamental Growth offers five classes of shares, designated Class A, Class B, Class C, Class I and Class R. Growth Opportunity offers four classes of shares, designated Class A, Class B, Class C and Class I. Fundamental Growth’s Class A, Class B, Class C and Class I shares are substantially the same as Growth Opportunity’s Class A, Class B, Class C and Class I shares, respectively, except that each Fund’s share classes represent ownership interests in a different investment portfolio. Fundamental Growth also offers Class R shares, which are available only to certain retirement plans. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for Fundamental Growth and Growth Opportunity, see “Your Account — Merrill Lynch Select PricingSM System” and “— How to Buy, Sell, Transfer and Exchange Shares” in the Fundamental Growth Prospectus and “Pricing of Shares” and “How to Buy, Sell, Transfer and Exchange Shares” in the Growth Opportunity Prospectus.

Sales Charges; 12b-1 Fees. Class A and Class I shares of Fundamental Growth and Growth Opportunity are sold subject to a front-end sales charge, and Class B and Class C shares of Fundamental Growth and Growth Opportunity are subject to a contingent deferred sales charge. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, Fundamental Growth pays fees in connection with account maintenance for Class A, Class B, Class C and Class R shares and in connection with distribution for Class B, Class C and Class R shares (“12b-1 fees”), and Growth Opportunity pays 12b-1 fees in connection with account maintenance for Class A, Class B and Class C shares and in connection with distribution for Class B and Class C shares. Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for Fundamental Growth and Growth Opportunity:

12b-1 Annual Fee Rates and Sales Charges (as a percentage of average daily net assets of the applicable share class)

	Account Maintenance Fee		Distribution Fee		Maximum Front-End[1] or Contingent Deferred Sales Charge[2]
Share Class	Fundamental Growth	Growth Opportunity	Fundamental Growth	Growth Opportunity	Fundamental Growth	Growth Opportunity
Class A Shares	0.25%	0.25%	None	None	5.25%	5.25%
Class B Shares	0.25%	0.25%	0.75%	0.75%	4.00%	4.00%
Class C Shares	0.25%	0.25%	0.75%	0.75%	1.00%	1.00%
Class I Shares	None	None	None	None	5.25%	5.25%
Class R Shares	0.25%	N/A	0.25%	N/A	None	N/A

1	Class A shares and Class I shares of Fundamental Growth and Growth Opportunity are subject to a front-end sales charge. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares” in the Fundamental Growth Statement and “Purchase of Shares — Initial Sales Charge Alternatives — Class I and Class A Shares” in the Growth Opportunity Statement.
2	Class B shares and Class C shares of Fundamental Growth and Growth Opportunity are subject to a contingent deferred sales charge. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares” in the Fundamental Growth Statement and the Growth Opportunity Statement.

Redemption of Shares

The redemption procedures for shares of Fundamental Growth are the same as the redemption procedures for shares of Growth Opportunity. For purposes of computing any CDSC that may be payable upon disposition of shares of Fundamental Growth distributed to Growth Opportunity stockholders in the Reorganization, the holding period of Growth Opportunity shares outstanding on the date the Reorganization takes place will be tacked to the holding period of the shares of Fundamental Growth distributed in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,” “— How to Buy, Sell, Transfer and Exchange Shares” and “— Participation in Fee-Based Programs” in the Fundamental Growth Prospectus and “Pricing of Shares,” “How to Buy, Sell, Transfer and Exchange Shares” and “Participation in Fee-Based Programs” in the Growth Opportunity Prospectus.

Exchange of Shares

The exchange privilege for the Class A, Class B, Class C and Class I shares of Fundamental Growth is identical to the exchange privilege for the Class A, Class B, Class C and Class I shares of Growth Opportunity. U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund (“Summit”), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C, and Class I shares of MLIM/FAM-advised funds. Class I stockholders of each Fund may exchange their Class I shares for Class I shares of a second MLIM/FAM-advised fund if the stockholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I stockholder wants to exchange Class I shares for shares of a second MLIM/FAM-advised fund, and the stockholder does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the stockholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the stockholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A, Class B and Class C shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is “tacked” to the holding period of the newly acquired shares of the other fund. Class A, Class B, Class C and Class I shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A, Class B, Class C, or Class I shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the stockholder for at least 15 days.

Performance

The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance. For more information concerning the performance of Fundamental Growth, please refer to the Fundamental Growth Prospectus, the Fundamental Growth Statement and the Fundamental Growth Annual Report. For more information concerning the performance of Growth Opportunity, please refer to the Growth Opportunity Prospectus, the Growth Opportunity Statement, the Growth Opportunity Annual Report and the Growth Opportunity Semi-Annual Report.

Fundamental Growth Average Annual Total Return

	Class A*		Class B		Class C		Class I*		Class R
Period	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sale s Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge
Year Ended 8/31/03%		%	%	%	%	%	%	%	—
Five Years Ended 8/31/03%		%	%	%	%	%	%	%	—
Ten Years Ended 8/31/03%		%	%	%	—	—	—	—	—
Inception (10/21/94) to 8/31/03	—	—%		%	—	—%		%	—
Inception (1/3/03) to 8/31/03	—	—	—	—	—	—	—	—%

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A. —-
†	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

Growth Opportunity Average Annual Total Return

	Class A*		Class B		Class C		Class I*
Period	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge	With Sales Charge†	Without Sales Charge
Year Ended 8/31/03%		%	%	%	%	%	%	%
Five Years Ended 8/31/03%		%	%	%	%	%	%	%
Inception (2/2/96) through 8/31/03%		%	%	%	%	%	%	%

*	Prior to April 3, 2000, Class I shares were designated Class A and Class A shares were designated Class D.
+	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class I shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after six years. Class C shares are subject to a 1.0% CDSC for one year.

Code of Ethics

Each Board has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Fund, the Fund’s investment adviser, the Fund’s sub-adviser and FAM Distributors, Inc., the Fund’s Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Stockholder Rights

Stockholders of Fundamental Growth are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Fundamental Growth does not intend to hold annual meetings of stockholders. Voting rights for Directors are not cumulative.

Shares of Fundamental Growth to be issued to stockholders of Growth Opportunity in the Reorganization will be fully paid and, non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the Fundamental Growth Prospectus. Each share of Fundamental Growth is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A, Class B and Class C shares bear certain additional expenses. See “Stockholders’ Meetings” below for additional information. Rights attributable to shares of Growth Opportunity are similar to those described above.

Dividends

It is the intention of each Fund to distribute substantially all of its net investment income. Each Fund distributes dividends from net investment income, if any, at least annually. All net realized capital gains, if any, will be distributed to each Fund’s stockholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

Fundamental Growth and Growth Opportunity each offers its stockholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Fundamental Growth Prospectus and “Account Choices — How to Buy, Sell, Transfer and Exchange Shares” in the Growth Opportunity Prospectus.

After the Reorganization, former stockholders of Growth Opportunity who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund. Otherwise, dividends paid to all former Growth Opportunity stockholders will be automatically reinvested in shares of the Combined Fund. If a stockholder currently owns shares of Fundamental Growth and shares of Growth Opportunity, after the Reorganization that stockholder’s election with respect to the dividends of Fundamental Growth will control unless the stockholder specifically elects a different option.

Automatic Investment Plans

A shareholder of each Fund may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor’s bank account is required. Alternatively, an investor that maintains a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 or more for retirement accounts) or more through the CMA® Automated Investment Program.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable.

If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Contingent Deferred Sales Charges — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the systematic withdrawal plan will be applied thereafter to Class A shares if the shareholder so elects. See “Purchase of Shares — Deferred Sales Charge Alternatives — Conversion of Class B Shares to Class A Shares.” If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

Tax Information

The tax consequences associated with investment in shares of Growth Opportunity are substantially identical to the tax consequences associated with investment in shares of Fundamental Growth. See “Your Account — Dividends and Taxes” in the Fundamental Growth Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for Fundamental Growth and Growth Opportunity. After the Reorganization, the Combined Fund will use the portfolio transaction procedures of Fundamental Growth. For a discussion of Fundamental Growth’s procedures, see “Portfolio Transactions and Brokerage” in the Fundamental Growth Statement.

Portfolio Turnover

While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:

Fund	Portfolio Turnover Rate for Fiscal Year Ended August 31, 2003/January 31, 2003*	Portfolio Turnover Rate for Fiscal Year Ended August 31, 2002/January 31, 2002*
Fundamental Growth	%	92.35%
Growth Opportunity	89.63%**	131.76%

*	The fiscal year end of Fundamental Growth is August 31 and the fiscal year end of Growth Opportunity is January 31.
**	The difference in portfolio turnover rate for Growth Opportunity for the fiscal years ended January 31, 2003 and 2002 resulted from a decrease in market volatility in fiscal 2003.

Additional Information

Net Asset Value. Growth Opportunity and Fundamental Growth each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Each Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other MLIM/FAM-advised funds. For a description of these services, see “Shareholder Services” in the Fundamental Growth Statement.

Custodian. JPMorgan Chase Bank (“JPMorgan Chase”) acts as custodian for the cash and securities of Fundamental Growth. JPMorgan Chase’s principal business address is 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York (“BONY”) acts as custodian of the cash and securities of Growth Opportunity. BONY’s principal business address is 90 Washington Street, 12th Floor, New York, New York 11286. It is anticipated that JPMorgan Chase will serve as the custodian of the Combined Fund.

Accounting Services. Each of Fundamental Growth and Growth Opportunity has entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to Fundamental Growth and Growth Opportunity. Fundamental Growth and Growth Opportunity each pay a fee for these services. Prior to January 1, 2001, MLIM provided accounting services to Fundamental Growth and FAM provided accounting services to Growth Opportunity and each was reimbursed by the respective Fund at its cost in connection with such services. MLIM and FAM continue to provide certain accounting services to Fundamental Growth and Growth Opportunity and the Funds reimburse MLIM and FAM for these services.

The tables below show the amounts paid by Fundamental Growth and Growth Opportunity to State Street and to MLIM or FAM, as applicable, for accounting services for the periods indicated.

	Fundamental Growth		Growth Opportunity
Fiscal Year*	Paid to State Street	Paid to MLIM	Paid to State Street	Paid to FAM
2003	$		$$67,030	$ 4,704
2002	$759,640	$138,674	$72,932	$ 12,655
2001	$549,202**	$388,701	$ 8,898**	$233,435

*	The fiscal year end of Fundamental Growth is August 31 and the fiscal year end of Growth Opportunity is January 31.
**	Represents payments pursuant to the agreement with State Street commencing on January 1, 2001.

Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to Fundamental Growth and Growth Opportunity (the “Transfer Agent”), pursuant to separate registrar, transfer agency and service agreements with each of the Funds. Each Fund pays between $16.00 and $20.00 for each Class A or Class I stockholder account and between $19.00 and $23.00 for each Class B or Class C stockholder account, depending on the level of service required. Fundamental Growth also pays $16.00 for each Class R stockholder account. Each Fund reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the transfer agency Agreement. The following table sets forth the transfer agent fees paid by Fundamental Growth and Growth Opportunity for the last three fiscal years:

	Fiscal Year*
Fund	2003	2002	2001
Fundamental Growth		$$17,122,973	$________
Growth Opportunity	$876,571	$ 806,873	$________

*	The fiscal year end of Fundamental Growth is August 31 and the fiscal year end of Growth Opportunity is January 31.

Capital Stock. Fundamental Growth is authorized to issue 1,750,000,000 shares of common stock, par value $.10 per share, which are divided into five classes, designated Class A, Class B, Class C, Class I and Class R shares. Class I Common Stock consists of 150,000,000 shares; Class B and Class R Common Stock each consists of 500,000,000 shares; and Class A and Class C Common Stock each consists of 300,000,000 shares. The Asset Program on behalf of Growth Opportunity is authorized to issue 57,500,000 shares of common stock, par value $0.10 per share, which are divided into five classes as follows: 6,250,000 Class A shares, 15,000,000 Class B shares, 15,000,000 Class C shares, 6,250,000 Class I shares and 15,000,000 Class R shares. Growth Opportunity does not currently offer Class R shares.

The types of expenses attributable to Class A, Class B, Class C and Class I shares of Fundamental Growth and Class A, Class B, Class C and Class I shares of Growth Opportunity are identical in all respects.

Stockholder Inquiries. Stockholder inquiries with respect to Fundamental Growth and Growth Opportunity may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Fundamental Growth will acquire substantially all of the assets, and assume substantially all of the liabilities, of Growth Opportunity, a series of the Asset Program, in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Fundamental Growth. Such shares of Fundamental Growth received by Growth Opportunity will then be distributed on a proportionate basis to the stockholders of Growth Opportunity in exchange for their shares of common stock of Growth Opportunity, with a par value of $.10 per share.

Generally, the assets transferred by Growth Opportunity to Fundamental Growth will equal all investments of Growth Opportunity held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Growth Opportunity as of such time.

Shares of Fundamental Growth will be distributed to stockholders of Growth Opportunity as follows: holders of Class A, Class B, Class C and Class I shares of Growth Opportunity as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Fundamental Growth (the “Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Fundamental Growth to be received by each stockholder of Growth Opportunity will equal the aggregate net asset value of the shares of Growth Opportunity owned by such stockholder as of the Valuation Time. See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.

Since the Corresponding Shares will be issued at net asset value and the shares of Growth Opportunity will be valued at net asset value, the interests of holders of shares of Growth Opportunity will not be diluted as a result of the Reorganization. Because the Combined Fund will have a larger asset base than Growth Opportunity as a result of the Reorganization, a stockholder of Growth Opportunity likely will hold a lower percentage of ownership in the Combined Fund than he or she owned in Growth Opportunity immediately prior to the Reorganization.

Procedure

The Board of Asset Program, including all of the Directors who are not “interested persons” of Growth Opportunity as defined in the Investment Company Act (the “non-interested Directors”), after determining that the Reorganization is in the best interests of Growth Opportunity, and that the interests of the stockholders of Growth Opportunity with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to the stockholders of Growth Opportunity for approval. The Board of Fundamental Growth, including all of the non-interested Directors, after determining that the Reorganization is in the best interests of Fundamental Growth and that the interests of the stockholders of Fundamental Growth with respect to net asset value will not be diluted as a result of effecting the Reorganization, unanimously approved the Agreement and Plan. No vote of the stockholders of Fundamental Growth is required.

If the stockholders of Growth Opportunity approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

The Board of the Asset Program recommends that stockholders of Growth Opportunity approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

Valuation of Assets and Liabilities. Full shares of Fundamental Growth, and to the extent necessary, fractional shares of Fundamental Growth, of an aggregate net asset value equal to the aggregate net asset value of the assets of Growth Opportunity, determined as hereinafter provided, shall be issued by Fundamental Growth, in return for such assets of Growth Opportunity. The respective assets of the Funds will be valued as of the Valuation Time. The assets of each Fund will be valued according to the procedures set forth under “Your Account—How Shares Are Priced” in the Fundamental Growth Prospectus. Such valuation and determination shall be made by Fundamental Growth in cooperation with Growth Opportunity. Purchase orders for Growth Opportunity shares that have not been confirmed as of the Valuation Time will be treated as assets of Growth Opportunity for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

Distribution of Corresponding Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Growth Opportunity will liquidate and distribute the Corresponding Shares of Fundamental Growth received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Growth Opportunity. The Corresponding Shares of Fundamental Growth received by the stockholders will have the same aggregate net asset value as each such stockholders’ interest in Growth Opportunity held on the Closing Date. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of Fundamental Growth in the names of the stockholders of Growth Opportunity and transferring to those stockholders’ accounts the shares of Fundamental Growth representing such stockholders’ interests in Growth Opportunity.

No sales charge or fee of any kind will be charged to stockholders of Growth Opportunity in connection with their receipt of Corresponding Shares of Fundamental Growth in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to Growth Opportunity are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of the Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting. The expenses of the Reorganization that are directly attributable to Growth Opportunity will be borne by Growth Opportunity. The expenses directly attribute to Fundamental Growth are expected to include the expenses incurred in printing sufficient copies of Fundamental Growth’s Prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Fundamental Growth will be borne by MLIM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by Growth Opportunity and MLIM, which has agreed to bear Fundamental Growth’s Reorganization expenses. The expenses of the Reorganization attributable to Fundamental Growth (borne by MLIM) and Growth Opportunity are currently estimated to be approximately $110,500 and $257,800, respectively.

Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Board of Fundamental Growth and the Board of the Asset Program, as well as the receipt of certain regulatory approvals. Approval of the Agreement and Plan by Growth Opportunity also requires the affirmative vote of the stockholders of Growth Opportunity representing a majority of the outstanding shares of Growth Opportunity entitled to be voted thereon. All classes of shares of Growth Opportunity will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Fundamental Growth is not required.

Termination of Growth Opportunity. Following the transfer of the assets and liabilities of Growth Opportunity to Fundamental Growth and distribution of the Corresponding Shares of Fundamental Growth to Growth Opportunity’s stockholders, the Asset Program will take action to terminate Growth Opportunity as a series of the Asset Program under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein only by agreement of all the parties to the Agreement and Plan. The obligations of Growth Opportunity and Fundamental Growth pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Growth Opportunity’s stockholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties. The Boards may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of Growth Opportunity.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the stockholders of Growth Opportunity, prior to the Closing Date, or the Closing Date may be postponed with respect to the Reorganization: (i) by mutual consent of the Boards of Fundamental Growth and Growth Opportunity; (ii) by the Board of Growth Opportunity if any condition of Growth Opportunity’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Fundamental Growth if any condition of Fundamental Growth’s obligations with respect to the Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of Growth Opportunity as a Result of the Reorganization

FAM and the Board of Growth Opportunity have determined, after considering numerous factors including the estimated costs associated with the Reorganization that stockholders of Growth Opportunity are likely to benefit from the Reorganization. Following the Reorganization, Growth Opportunity stockholders will be invested in a diversified open-end fund that has substantially the same investment objective as Growth Opportunity and substantially the same sales charges and account maintenance and distribution fees.

In addition, stockholders of Growth Opportunity are likely to experience certain benefits, including potential future economies of scale and the potential for greater flexibility in portfolio management due to increased asset size. Also, at current asset levels, the effective advisory fee rate for the Combined Fund would be lower than the current contractual advisory fee rate for Growth Opportunity.

FAM and the Board, Growth Opportunity believe that the Reorganization will also benefit the stockholders of Growth Opportunity because after the Reorganization, certain fixed costs, such as printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby potentially lowering the expense ratio borne by stockholders of Growth Opportunity.

To illustrate the potential economies of scale for Growth Opportunity stockholders, the following table sets forth the total operating expense ratio for each class of shares both excluding and including the effect of fee waivers, if any, as of August 31, 2003.

	Class A Shares		Class B Shares*		Class C Shares		Class I Shares
	Excluding Fee Waivers	Including Fee Waivers	Excluding Fee Waivers	Including Fee Waivers	Excluding Fee Waivers	Including Fee Waivers	Excluding Fee Waivers	Including Fee Waivers
Fundamental Growth	____%	____%	____%	____%	____%	____%	____%	____%
Growth Opportunity	____%	____%	____%	____%	____%	____%	____%	____%
Combined Fund**	____%	____%	____%	____%	____%	____%	____%	____%

*	Class B shares automatically convert to Class A shares about eight years after initial purchase and will no longer be subject to distribution fees.
**	Assuming the Reorganization had taken place on August 31, 2003.

The following tables set forth the net assets of the Funds for each of their last three fiscal year ends and as of August 31, 2003.

Fundamental Growth		Growth Opportunity
As of 8/31/01	$5,163,619,913	As of 1/31/01	$191,721,691

As of 8/31/02	$4,955,250,576	As of 1/31/02	$154,508,130

As of 8/31/03	$	As of 1/31/03	$100,107,388

		As of 8/31/03	$112,497,210

FAM and the Board, Growth Opportunity do not believe that Growth Opportunity is likely to attract significant assets and believes that it is likely to experience net redemptions resulting over time in a higher operating expense ratio. As discussed above, in the Reorganization, stockholders of Growth Opportunity should benefit by being invested in an open-end fund with a similar investment objective, a lower effective advisory fee and a larger asset base that has a broader, more widely diversified portfolio of assets.

In approving the Reorganization, the Board of Growth Opportunity also determined that the interests of existing stockholders of Growth Opportunity would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

Summary. The Asset Program, on behalf of Growth Opportunity, and Fundamental Growth will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of Growth Opportunity will recognize any gain or loss upon receipt of shares of Fundamental Growth in the Reorganization.

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”). Fundamental Growth and Growth Opportunity have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Fundamental Growth intends to continue to so qualify after the Reorganization. The Funds will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer by Growth Opportunity of substantially all of its assets to Fundamental Growth in exchange solely for Corresponding Shares of Fundamental Growth as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Growth Opportunity as a result of the transfer of its assets solely in exchange for Fundamental Growth shares or on the distribution of the shares of Fundamental Growth to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by Fundamental Growth on the receipt of assets of Growth Opportunity in exchange for Fundamental Growth shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Growth Opportunity on the receipt of Corresponding Shares of Fundamental Growth in exchange for their shares of Growth Opportunity; (v) in accordance with Section 362(b) of the Code, the tax basis of Growth Opportunity’s assets in the hands of Fundamental Growth will be the same as the tax basis of such assets in the hands of Growth Opportunity immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth received by the stockholders of Growth Opportunity in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Growth Opportunity surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Fundamental Growth (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held Growth Opportunity shares exchanged therefor, provided that such Growth Opportunity shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Fundamental Growth’s holding period with respect to Growth Opportunity’s assets transferred will include the period for which such assets were held by Growth Opportunity; and (ix) pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth will succeed to and take into account certain tax attributes of Growth Opportunity, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Fundamental Growth will succeed to and take into account certain tax attributes of Growth Opportunity, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Fundamental Growth. [ As of August 31, 2003, Growth Opportunity had net realized losses and unrealized appreciation. Fundamental Growth had significant net realized capital losses and net unrealized appreciation as of the same date.] After the Reorganization, stockholders will benefit from the ability of the Combined Fund to use realized capital losses to offset any realized capital gains and will also share in any unrealized appreciation (and the tax consequences on realization) of the Combined Fund.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Fundamental Growth and Growth Opportunity have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, Fundamental Growth intends to continue to so qualify.

Capitalization

The following tables set forth as of August 31, 2003: (i) the capitalization of Fundamental Growth, (ii) the capitalization of Growth Opportunity, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

Capitalization of Fundamental Growth, Growth Opportunity and Pro Forma Combined Fund as of August 31, 2003

Fundamental Growth

	Class A	Class B	Class C	Class I	Class R
Total Net Assets:	$	$	$	$	$
Shares Outstanding:
Net Asset Value Per Share:	$	$	$	$	$

Growth Opportunity

	Class A	Class B	Class C	Class I
Total Net Assets:	$17,799,696	$55,110,721	$36,874,502	$2,712,291
Shares Outstanding:	1,562,374	5,039,313	3,382,179	235,853
Net Asset Value Per Share:	$11.39	$10.94	$10.90	$11.50

Combined Fund*

	Class A	Class B	Class C	Class I	Class R
Total Net Assets:	$	$	$	$	$
Shares Outstanding:
Net Asset Value Per Share:	$	$	$	$	$

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of Growth Opportunity’s net assets that would have been transferred to Fundamental Growth had the Reorganization been consummated on August 31, 2003. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Fundamental Growth the stockholders of Growth Opportunity will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fundamental Growth that actually will be received on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Tuesday, December 9, 2003, at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9: 00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Growth Opportunity. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Growth Opportunity at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares of Growth Opportunity issued, outstanding and entitled to vote was ___________________.

Security Ownership of Certain Beneficial Owners and Management of Fundamental Growth and Growth Opportunity

At the Record Date, the Directors and officers of Fundamental Growth as a group owned in the aggregate of less than 1% of the outstanding shares of Fundamental Growth and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Fundamental Growth, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Fundamental Growth.

At the Record Date, the Directors and officers of the Asset Program as a group owned in the aggregate less than 1% of the outstanding shares of Growth Opportunity and owned aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

To the knowledge of Growth Opportunity, as of the Record Date, except as set forth in Exhibit II to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Growth Opportunity.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Growth Opportunity is entitled to one vote. Approval of the Agreement and Plan by Growth Opportunity requires the affirmative vote of the stockholders of Growth Opportunity representing a majority of the outstanding shares of Growth Opportunity entitled to be voted thereon. All classes of shares of Growth Opportunity will vote together as a single class in approving the Agreement and Plan. A vote of the stockholders of Fundamental Growth is not required.

Stockholders of Growth Opportunity are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Growth Opportunity may redeem his or her respective shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of a majority of the shares of Growth Opportunity entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the stockholders of Growth Opportunity is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Growth Opportunity, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Growth Opportunity present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Growth Opportunity’s stockholders.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Growth Opportunity. Growth Opportunity will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Growth Opportunity and will reimburse certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See “The Reorganization — Terms of the Agreement and Plan of Reorganization — Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Growth Opportunity. Growth Opportunity has retained Georgeson Shareholder Communications, Inc., with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $ _________, plus out-of-pocket expenses, which are estimated to be $ ______.

Broker-dealer firms, including Merrill Lynch, holding shares of Growth Opportunity in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials also can be obtained from the public reference section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Fundamental Growth and Growth Opportunity by Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

EXPERTS

The financial highlights of the Funds, other than the unaudited information, included in this Proxy Statement and Prospectus have been so included with respect to Fundamental Growth in reliance on the report of _________________________ and with respect to Growth Opportunity in reliance on the report of _____________________________, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of ___ is _______________________________________ and the principal business address of ___ is _________________________________________________. ___ will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDERS’ MEETINGS

Stockholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a stockholder vote. As Maryland corporations, neither Fund intends to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; or (iii) approval of distribution arrangements. The Charter of each Fund does not require it to hold an annual meeting of stockholders. Each Fund will be required, however, to call special meetings of its stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions. Each Fund also would be required to hold a stockholders’ meeting to elect new Directors at such time as less than a majority of the Directors holding office have been elected by stockholders. The by-laws of each Fund provide that a stockholders’ meeting may be called with respect to such Fund at any time by a majority of the Directors, the President, or on the written request of the holders of at least 10% of the outstanding capital stock of such Fund entitled to vote at such meeting.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Growth Opportunity must be received by Growth Opportunity within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Growth Opportunity in order to be considered in Growth Opportunity’s proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of Growth Opportunity may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent meeting of the stockholders of Growth Opportunity if written notice of such proposal has not been received by Growth Opportunity within a reasonable time before Growth Opportunity begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Growth Opportunity should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. If the Reorganization is approved, the Meeting will be the last meeting for Growth Opportunity’s stockholders.

By Order of the Board of Directors,

Phillip S. Gillespie Secretary The Asset Program, Inc., on behalf of Mercury Growth Opportunity Fund

EXHIBIT 1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the day of , 2003, by and between Merrill Lynch Fundamental Growth Fund, Inc., a Maryland corporation (“Fundamental Growth Fund”), and The Asset Program, Inc., a Maryland corporation (“Asset Program”).

PLAN OF REORGANIZATION

The reorganization will comprise (1) the acquisition by Fundamental Growth Fund of substantially all of the assets, and the assumption by Fundamental Growth Fund of substantially all of the liabilities, of Mercury Growth Opportunity Fund (“Mercury Fund” and together with Fundamental Growth Fund, the “Funds”), a series of Asset Program, in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Fundamental Growth Fund and (2) the subsequent distribution of Corresponding Shares (defined in the following paragraph) of Fundamental Growth Fund to Mercury Fund stockholders in exchange for their shares of common stock, with a par value of $.10 per share, of Mercury Fund. The transactions described in this paragraph are collectively referred to as the “Reorganization.” The Boards of Directors of Asset Program and Fundamental Growth Fund are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable. Asset Program and Mercury Fund are sometimes referred to herein as “Mercury Fund.”

In the course of the Reorganization, shares of Fundamental Growth Fund will be distributed to stockholders of Mercury Fund as follows: (a) holders of Class A, B, C and I shares of Mercury Fund as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A, B, C and I shares, respectively, of Fundamental Growth Fund (“Corresponding Shares”). The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Mercury Fund as of the Valuation Time. The aggregate net asset value of the Corresponding Shares of Fundamental Growth Fund to be received by each stockholder of Mercury Fund will equal the aggregate net asset value of the shares of Mercury Fund owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), Fundamental Growth Fund shall acquire substantially all of the assets of Mercury Fund and assume substantially all of Mercury Fund’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, the Board of Asset Program shall take such action as may be necessary to terminate Mercury Fund as a series of Asset Program in accordance with the laws of the State of Maryland.

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AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Fundamental Growth Fund, Asset Program and Mercury Fund hereby agree as follows:

1. Representations and Warranties of Asset Program.

Asset Program represents and warrants to, and agrees with Fundamental Growth Fund that:

(a) Asset Program is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of Mercury Fund to Fundamental Growth Fund and to carry out this Agreement. Asset Program has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement. Mercury Fund has been duly established in accordance with the terms of Asset Program’s Articles of Incorporation as a separate series of Asset Program.

(b) Asset Program is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (File No. 811-7177), and such registration has not been revoked or rescinded and is in full force and effect. Asset Program has elected and qualified Mercury Fund at all times since its inception for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify Mercury Fund through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “Mercury Fund Investments” shall mean (i) the investments of Mercury Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Fundamental Growth Fund pursuant to Section 9(b); and (ii) all other assets owned by Mercury Fund or liabilities incurred by Mercury Fund existing as of the Valuation Time.

(d) Asset Program has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Fundamental Growth Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Mercury Fund, each as of January 31, 2003, said financial statements having been examined by , independent public accountants. Fundamental Growth Fund has also been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Mercury Fund, each as of August 31, 2003. An unaudited statement of assets and liabilities of

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Mercury Fund and an unaudited schedule of investments of Mercury Fund, each as of the Valuation Time, will be furnished to Fundamental Growth Fund at or prior to the Closing Date for the purpose of determining the number of shares of Fundamental Growth Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Mercury Fund as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(f) Fundamental Growth Fund has been furnished with Mercury Fund’s Annual Report to Stockholders for the year ended January 31, 2003, and Mercury Fund’s Semi-Annual Report to Stockholders for the period ended July 31, 2003, and the financial statements appearing in such reports fairly present the financial position of Asset Program and Mercury Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(g) Fundamental Growth Fund has been furnished with the prospectus and statement of additional information of Asset Program with respect to Mercury Fund, each dated May 28, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Program, threatened against it or Mercury Fund which assert liability on the part of Asset Program or Mercury Fund, which materially affect its financial condition or its ability to consummate the Reorganization. Neither Asset Program nor Mercury Fund is charged with nor, to the best of the knowledge of Asset Program, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding relating to Mercury Fund to which Asset Program is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Fundamental Growth Fund prior to the Valuation Time.

(j) Asset Program is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(k) Mercury Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Program will advise Fundamental Growth Fund in writing of all known liabilities, contingent or otherwise,

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whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Mercury Fund.

(l) Asset Program has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Asset Program have been adequately provided for on its books, and no tax deficiency or liability of Asset Program has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Asset Program will have full right, power and authority to sell, assign, transfer and deliver the Mercury Fund Investments. At the Closing Date, subject only to the delivery of the Mercury Fund Investments as contemplated by this Agreement, Asset Program will have good and marketable title to all of the Mercury Fund Investments, and Fundamental Growth Fund will acquire all of the Mercury Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Mercury Fund Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Program of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(o) The registration statement filed by Fundamental Growth Fund on Form N-14 relating to the shares of Fundamental Growth Fund to be issued pursuant to this Agreement, which includes the proxy statement of Mercury Fund and the prospectus and statement of additional information of Fundamental Growth Fund (together, the “Proxy Statement and Prospectus”) with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Mercury Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the

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representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Mercury Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) Asset Program is authorized to issue 222,500,000 shares of common stock, par value $0.10 per share, of which 57,500,000 have been designated to Mercury Fund as follows: 6,250,000 Class A shares, 15,000,000 Class B shares,15,000,000 Class C shares, 6,250,000 Class I shares and 15,000,000 Class R shares. Each outstanding Class A, Class B, Class C and Class I share of which is fully paid and nonassessable and has full voting rights. The Mercury Fund has no Class R shares outstanding.

(q) The books and records of Asset Program with respect to Mercury Fund made available to Fundamental Growth Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Mercury Fund.

(r) Mercury Fund will not sell or otherwise dispose of any of the Corresponding Shares of Fundamental Growth Fund to be received in the Reorganization, except in distribution to its stockholders as provided herein.

(s) Mercury Fund has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, Asset Program will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of Fundamental Growth Fund.

Fundamental Growth Fund represents and warrants to, and agrees with, Asset Program that:

(a) Fundamental Growth Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Fundamental Growth Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Fundamental Growth Fund is duly registered under the 1940 Act as an open-end management investment company (File No. 811-6669), and such registration has not been revoked or rescinded and is in full force and effect. Fundamental Growth Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

(c) Mercury Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Fundamental Growth Fund, each as of August 31, 2003, said

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financial statements having been audited by , independent public accountants. An unaudited statement of assets and liabilities of Fundamental Growth Fund and an unaudited schedule of investments of Fundamental Growth Fund, each as of the Valuation Time, will be furnished to Mercury Fund at or prior to the Closing Date for the purpose of determining the number of shares of Fundamental Growth Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Fundamental Growth Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Mercury Fund has been furnished with Fundamental Growth Fund’s Annual Report to Stockholders for the year ended August 31, 2003, and the audited financial statements appearing therein fairly present the financial position of Fundamental Growth Fund as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(e) Mercury Fund has been furnished with the prospectus and statement of additional information of Fundamental Growth Fund, each dated January 1, 2003, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Fundamental Growth Fund has full power and authority to enter into and perform its obligations under this Agreement. Stockholders of Fundamental Growth Fund are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Fundamental Growth Fund, threatened against it which assert liability on the part of Fundamental Growth Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Fundamental Growth Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which Fundamental Growth Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Mercury Fund prior to the Valuation Time.

(i) Fundamental Growth Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

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(j) Fundamental Growth Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Fundamental Growth Fund will advise Mercury Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Fundamental Growth Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to Fundamental Growth Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Fundamental Growth Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Fundamental Growth Fund is authorized to issue 1,750,000,000 shares of common stock, par value $.10 per share, which are divided into five classes designated as follows: 300,000,000 Class A shares, 500,000,000 Class B shares, 300,000,000 Class C shares, 150,000,000 Class I shares and 500,000,000 Class R shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(n) The Fundamental Growth Fund shares to be issued to Mercury Fund and distributed to stockholders of Mercury Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Fundamental Growth Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the Fundamental Growth Fund shares to be issued to Mercury Fund and distributed to stockholders of Mercury Fund on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Mercury Fund presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary,

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with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Fundamental Growth Fund will have obtained any and all regulatory, Board and other approvals, necessary to issue the Corresponding Shares of Fundamental Growth Fund to Mercury Fund for distribution to the stockholders of Mercury Fund.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Mercury Fund, and to the other terms and conditions contained herein, Mercury Fund agrees to convey, transfer and deliver to Fundamental Growth Fund, and Fundamental Growth Fund agrees to acquire from Mercury Fund, on the Closing Date all of the Mercury Fund Investments (including interest accrued as of the relevant Valuation Time on debt instruments), and assume substantially all of the liabilities of Mercury Fund, in exchange solely for that number of shares of Fundamental Growth Fund calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Mercury Fund will distribute all Corresponding Shares of Fundamental Growth Fund received by it to its stockholders in exchange for their corresponding shares of Mercury Fund. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Fundamental Growth Fund in the amounts due the stockholders of Mercury Fund based on their respective holdings in Mercury Fund as of the Valuation Time.

(b) Mercury Fund will pay or cause to be paid to Fundamental Growth Fund any interest or dividends it receives on or after the Closing Date with respect to the Mercury Fund Investments transferred to Fundamental Growth Fund hereunder.

(c) The Valuation Time shall be 4:00 p.m. New York time, on , 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Fundamental Growth Fund will acquire substantially all of the assets of, and will assume all of the known liabilities of, Mercury Fund. The known liabilities of Mercury Fund as of the Valuation Time shall be confirmed in writing to Fundamental Growth Fund by Mercury Fund pursuant to Section 1(k) of this Agreement.

(e) Fundamental Growth Fund and Asset Program, on behalf of Mercury Fund, will jointly file any and all such other instruments, including Articles of Transfer, as may be required by the State Department of Assessments and Taxation of Maryland to effect of the transfer of the Mercury Fund Investments to Fundamental Growth Fund.

(f) Following the distribution referred to in subparagraph 3(a) above, Mercury Fund shall be terminated by Asset Program as a series of Asset Program by such action as may be necessary in accordance with the laws of the State of Maryland.

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4. Issuance and Valuation of Fundamental Growth Fund Shares in the Reorganization.

Full shares of Fundamental Growth Fund, and to the extent necessary, any fractional shares of Fundamental Growth Fund, of an aggregate net asset value equal to the value of the assets of Mercury Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of Mercury Fund assumed by Fundamental Growth Fund, shall be issued by Fundamental Growth Fund in exchange for such assets of Mercury Fund. The net asset value of Mercury Fund and Fundamental Growth Fund shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of Fundamental Growth Fund dated January 1, 2003. Such valuation and determination shall be made by Fundamental Growth Fund in cooperation with Mercury Fund. Fundamental Growth Fund shall issue its Class A, Class B, Class C and Class I shares to Mercury Fund by the opening of a stockholder account (one in respect of each Class) on the stock ledger records of Fundamental Growth Fund registered in the name of Mercury Fund. Mercury Fund shall distribute Corresponding Shares of Fundamental Growth Fund to its stockholders by indicating the registration of such shares in the name of Mercury Fund’s stockholders in the amounts due such stockholders based on their respective holdings in Mercury Fund as of the Valuation Time.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Mercury Fund will be deducted from the assets of Mercury Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Mercury Fund to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting and a portion of the expenses related to the printing of the Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information. The expenses of the Reorganization that are directly attributable to Mercury Fund will be borne by Mercury Fund. The expenses directly attributable to Fundamental Growth Fund are expected to include the expenses incurred in printing sufficient copies of Fundamental Growth Fund’s prospectus and Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to Fundamental Growth Fund will be borne by Merrill Lynch Investment Managers, L.P. (“MLIM”). Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, will be borne equally by Mercury Fund and MLIM (since MLIM has agreed to bear all Reorganization expenses attributable to Fundamental Growth Fund).

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of the Funds.

(a) Mercury Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the

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purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of Fundamental Growth Fund and Mercury Fund that the holders of a majority of the shares of Mercury Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) Asset Program agrees that following the Closing Date it will take such action as may be necessary to terminate Mercury Fund as a series of Asset Program in accordance with the laws of the State of Maryland, and (ii) Mercury Fund will not make any distributions of any Corresponding Shares of Fundamental Growth Fund other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Fundamental Growth Fund, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

(d) Fundamental Growth Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Mercury Fund and Fundamental Growth Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) Mercury Fund and Fundamental Growth Fund each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Fundamental Growth Fund and Mercury Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Fundamental Growth Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Mercury Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Mercury Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Mercury Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Mercury Fund accrued

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such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by MLIM at the time such tax returns and Forms 1099 are prepared.

(f) Mercury Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Following the consummation of the Reorganization, Fundamental Growth Fund expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

(h) Fundamental Growth Fund agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

7. Closing Date.

(a) Delivery of the assets of Mercury Fund to be transferred, together with any other Mercury Fund Investments, and the Corresponding Shares of Fundamental Growth Fund to be issued to Mercury Fund, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Mercury Fund and Fundamental Growth Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Mercury Fund Investments, for any reason, are not transferable on the Closing Date, Mercury Fund shall cause such Mercury Fund Investments to be transferred to Fundamental Growth Fund’s account with JPMorgan Chase Bank at the earliest practicable date thereafter.

(b) Mercury Fund will deliver to Fundamental Growth Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Mercury Fund Investments delivered to Fundamental Growth Fund hereunder.

(c) As soon as practicable after the close of business on the Closing Date, Mercury Fund shall deliver to Fundamental Growth Fund a list of the names and addresses of all of the stockholders of record of Mercury Fund on the Closing Date and the number of shares of common stock of Mercury Fund owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Mercury Fund or by its President.

8. Conditions of Mercury Fund.

The obligations of Mercury Fund hereunder shall be subject to the following conditions:

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(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the affirmative vote of the holders of a majority of the shares of common stock of Mercury Fund issued and outstanding and entitled to vote thereon, voting together as a single class and (ii) the Boards of Directors of Fundamental Growth Fund and Asset Program, including in each case a majority of the independent Directors; and that Fundamental Growth Fund shall have delivered to Mercury Fund a copy of the resolution approving this Agreement adopted by Fundamental Growth Fund’s Board, certified by the Secretary of Fundamental Growth Fund.

(b) That Fundamental Growth Fund shall have furnished to Mercury Fund a statement of Fundamental Growth Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Fundamental Growth Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Fundamental Growth Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Fundamental Growth Fund since the date of Fundamental Growth Fund’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Fundamental Growth Fund shall have furnished to Mercury Fund a certificate signed by Fundamental Growth Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Fundamental Growth Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Fundamental Growth Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Mercury Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Fundamental Growth Fund, in form and substance satisfactory to Mercury Fund and dated the Closing Date, to the effect that (i) Fundamental Growth Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Fundamental Growth Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Fundamental Growth Fund, and no stockholder of Fundamental Growth Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented of Fundamental Growth Fund, or the by-laws, as amended, of Fundamental Growth Fund or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Fundamental Growth Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by

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bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended and supplemented, of Fundamental Growth Fund, the by-laws, as amended, of Fundamental Growth Fund, or any agreement (known to such counsel) to which either Fundamental Growth Fund or Mercury Fund is a party or by which either Fundamental Growth Fund or Mercury Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Mercury Fund has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Mercury Fund will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Fundamental Growth Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) Fundamental Growth Fund, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Fundamental Growth Fund or its stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Fundamental Growth Fund, the unfavorable outcome of which would materially and adversely affect Fundamental Growth Fund or Mercury Fund; (xii) all corporate actions required to be taken by Fundamental Growth Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Fundamental Growth Fund; and (xiii) such opinion is solely for the benefit of Mercury Fund and its Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of Fundamental Growth Fund with

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regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due incorporation, valid existence and good standing of Fundamental Growth Fund.

(f) That Mercury Fund shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Fundamental Growth Fund, in form and substance satisfactory to Mercury Fund and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Fundamental Growth Fund required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Fundamental Growth Fund necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Fundamental Growth Fund contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of Mercury Fund and its Directors and officers. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of Fundamental Growth Fund with regard to matters of fact.

(g) That Mercury Fund shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer by Mercury Fund of substantially all of the Mercury Fund Investments to Fundamental Growth Fund in exchange solely for Corresponding Shares of Fundamental Growth Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and each of Mercury Fund and Fundamental Growth Fund will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Mercury Fund as a result of the transfer of its assets solely in exchange for Corresponding Shares of Fundamental Growth Fund or on the distribution of these shares to its stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Fundamental Growth Fund on the receipt of assets of Mercury Fund in exchange for Fundamental Growth Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Mercury Fund on the receipt of Corresponding Shares of Fundamental Growth Fund in exchange for their shares of Mercury Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of Mercury Fund’s assets in the hands of Fundamental Growth Fund will be the same as the tax basis of such assets in the hands of Mercury Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth Fund received by the stockholders of Mercury Fund in the Reorganization (including fractional shares to which they may be entitled) will be equal to the tax basis of the shares of Mercury Fund

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surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Fundamental Growth Fund (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held the shares of Mercury Fund exchanged therefor, provided, that such Mercury Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Fundamental Growth Fund’s holding period with respect to Mercury Fund’s assets transferred will include the period for which such assets were held by Mercury Fund; (ix) the taxable year of Mercury Fund will end on the Closing Date and pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth Fund will succeed to and take into account certain tax attributes of Mercury Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Fundamental Growth Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Mercury Fund and its counsel.

(i) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fundamental Growth Fund or Asset Program, be contemplated by the Commission.

(j) That Mercury Fund shall have received from a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Mercury Fund, to the effect that (i) they are independent public accountants with respect to Fundamental Growth Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Fundamental Growth Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Mercury Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Fundamental Growth Fund included in the N-14 Registration Statement, and inquiries of certain officials of Fundamental Growth Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Mercury Fund and

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described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to Fundamental Growth Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Fundamental Growth Fund or from schedules prepared by officials of Fundamental Growth Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Mercury Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Fundamental Growth Fund or would prohibit the Reorganization.

(l) That Mercury Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Mercury Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Fundamental Growth Fund Conditions.

The obligations of Fundamental Growth Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Boards of Directors of Fundamental Growth Fund and Asset Program, in each case including a majority of the independent Directors and (ii) by the affirmative vote of the holders of a majority of the shares of common stock of Mercury Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that Mercury Fund shall have delivered to Fundamental Growth Fund a copy of the resolution approving this Agreement adopted by Mercury Fund’s Board, and a certificate setting forth the vote that Mercury Fund’s stockholders obtained, each certified by the Secretary of Mercury Fund.

(b) That Mercury Fund shall have furnished to Fundamental Growth Fund a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Mercury Fund’s behalf by Asset Program’s President (or any Vice President) and its Treasurer, and a certificate signed by Asset Program’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Mercury Fund since the date of Mercury Fund’s most recent annual or semi-annual report to

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stockholders, as applicable, other than changes in the Mercury Fund Investments since the date of such report or changes in the market value of the Mercury Fund Investments.

(c) That Mercury Fund shall have furnished to Fundamental Growth Fund a certificate signed by Mercury Fund’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Mercury Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Mercury Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Fundamental Growth Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Mercury Fund, in form and substance satisfactory to Fundamental Growth and dated the Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Fundamental Growth Fund reasonably may deem necessary or desirable.

(f) That Fundamental Growth Fund shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to Mercury Fund, in form and substance satisfactory to Fundamental Growth Fund and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Fundamental Growth Fund reasonably may deem necessary or desirable.

(g) That Fundamental Growth Fund shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(h) That Fundamental Growth Fund shall have received from a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Fundamental Growth Fund, to the effect that (i) they are independent public accountants with respect to Mercury Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Mercury Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Fundamental Growth Fund and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Mercury Fund included in the N-14 Registration Statement, and inquiries of certain officials of Mercury Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related

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unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Fundamental Growth Fund and Mercury Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Mercury Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Mercury Fund or from schedules prepared by officials of Mercury Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the assets to be transferred to Fundamental Growth Fund shall not include any assets or liabilities which Fundamental Growth Fund by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Mercury Fund or Fundamental Growth Fund, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to Mercury Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Mercury Fund or would prohibit the Reorganization with respect to Mercury Fund.

(l) That Fundamental Growth Fund shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Fundamental Growth Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization with respect to Mercury Fund, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by Mercury Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Fundamental Growth Fund.

(n) That prior to the Closing Date, Mercury Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of

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distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Mercury Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Fundamental Growth Fund and Mercury Fund; (ii) by the Board of Mercury Fund if any condition of Mercury Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Fundamental Growth Fund if any condition of Fundamental Growth Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by March 31, 2004, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Fundamental Growth Fund and Mercury Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either Fundamental Growth Fund and Mercury Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Directors of each Fund has delegated to MLIM the ability to make non-material changes to the transaction contemplated hereby if MLIM deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to Fundamental Growth Fund and Mercury Fund shall expire and terminate on the Closing Date and neither Fundamental Growth Fund, Mercury Fund nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

I-19

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Fundamental Growth Fund and Mercury Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Mercury Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Fundamental Growth Fund to be issued to Mercury Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Mercury Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Mercury Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Fundamental Growth Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Fundamental Growth Fund’s transfer agent with respect to such shares. Mercury Fund will provide Fundamental Growth Fund on the Closing Date with the name of any stockholder who is, to the knowledge of Mercury Fund, an affiliate of Mercury Fund on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

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(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, except as provided in Section 10(d) may not be changed other than by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, as applicable, of each of Fundamental Growth Fund and Mercury Fund are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the members of the Board of each of Fundamental Growth Fund and Mercury Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

By:

Attest:

Secretary

THE ASSET PROGRAM, INC.

By:

Attest:

Secretary

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EXHIBIT II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS OF SHARES OF FUNDAMENTAL GROWTH AND GROWTH OPPORTUNITY

The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of __________:

Fundamental Growth

Name and Address*	Percentage of Class	Percentage of Fund

Growth Opportunity

Name and Address**	Percentage of Class	Percentage of Fund

*	Unless otherwise indicated, the address for each stockholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
**	Unless otherwise indicated, the address for each stockholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
†	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.
††	Person or entity is the beneficial owner of the Fund’s shares.

II-1

STATEMENT OF ADDITIONAL INFORMATION MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Mercury Growth Opportunity Fund (“Growth Opportunity”), a series of The Asset Program, Inc. (“Asset Program”), and Merrill Lynch Fundamental Growth Fund, Inc. (“Fundamental Growth”), dated November __, 2003 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Fundamental Growth at 1-800-995-6526, or by writing to Fundamental Growth at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Fundamental Growth is contained in the Statement of Additional Information of Fundamental Growth, dated January 1, 2003 (the “Fundamental Growth Statement”), which is incorporated by reference into and accompanies this Statement of Additional Information.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to Fundamental Growth, the Fundamental Growth Statement, the prospectus of Growth Opportunity, the statement of additional information relating to Growth Opportunity, other material incorporated by reference and other information regarding Fundamental Growth and Growth Opportunity.

The date of this Statement of Additional Information is November __, 2003

TABLE OF CONTENTS

General Information	3
Financial Statements	3
Information Pertaining to Directors and Officers of Fundamental Growth	3

2

GENERAL INFORMATION

Stockholders of Growth Opportunity are being asked to approve Fundamental Growth’s acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of Growth Opportunity in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of Fundamental Growth and the subsequent distribution of Corresponding Shares (defined below) of Fundamental Growth to Growth Opportunity stockholders in proportion to such stockholders’ interest in Growth Opportunity. Thereafter, the Asset Program will terminate Growth Opportunity as a series of the Asset Program under Maryland law. The transaction described in this paragraph is referred to herein as the “Reorganization.”

Generally, the assets transferred by Growth Opportunity to Fundamental Growth will equal all investments of Growth Opportunity held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place (“Valuation Time”) and all other assets of Growth Opportunity as of such time.

Shares of Fundamental Growth will be distributed to stockholders of Growth Opportunity as follows: (a) holders of Class A, Class B, Class C and Class I shares of Growth Opportunity who own such shares as of the Valuation Time will be entitled to receive Class A, Class B, Class C and Class I shares, respectively, of Fundamental Growth (“Corresponding Shares”). The aggregate net asset value of the Corresponding Shares of Fundamental Growth to be received by each stockholder of Growth Opportunity will equal the aggregate net asset value of the shares of Growth Opportunity owned by such stockholder as of the Valuation Time.

A special meeting of the stockholders of Growth Opportunity will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, December 9, 2003 at 9:00 a.m. Eastern time to consider the Reorganization.

For detailed information about the Reorganization, stockholders of Growth Opportunity should refer to the Proxy Statement and Prospectus. For further information about Fundamental Growth, stockholders should refer to the Fundamental Growth Statement, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Fundamental Growth

Audited financial statements and accompanying notes for the fiscal year ended August 31, 2003 and the independent auditors’ report thereon, dated , of Fundamental Growth are incorporated herein by reference from Fundamental Growth’s Annual Report, which accompanies this Statement of Additional Information.

Growth Opportunity

Audited financial statements and accompanying notes for the fiscal year ended January 31, 2003 and the independent auditors’ report thereon, dated March 12, 2003, of Growth Opportunity are incorporated herein by reference from Growth Opportunity’s Annual Report, which accompanies this Statement of Additional Information.

3

PART C

OTHER INFORMATION

Item 15. Exhibits.

1	(a)	—	Articles of Incorporation of the Registrant, dated April 29, 1992.(a)
	(b)	—	Articles of Amendment, dated July 7, 1992, to the Articles of Incorporation of the Registrant.(a)
	(c)	—	Articles of Amendment, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)
	(d)	—	Articles of Amendment, dated May 3, 2002, to the Articles of Incorporation of the Registrant.(i)
	(e)	—	Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)
	(f)	—	Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)
	(g)	—	Articles Supplementary, dated November 17, 1999, to the Articles of Incorporation of the Registrant.(j)
	(h)	—	Articles Supplementary, dated October 20, 2000, to the Articles of Incorporation of the Registrant.(l)
	(i)	—	Articles Supplementary, dated December 11, 2001, to the Articles of Incorporation of the Registrant.(d)
	(j)	—	Articles Supplementary, dated December 9, 2002, to the Articles of Incorporation of the Registrant.(i)
2		—	By-Laws of the Registrant.(a)
3		—	Not applicable.
4		—	Form of Agreement and Plan between the Registrant and Mercury Growth Opportunity Fund (“Growth Opportunity”), a series of The Asset Program.(f)
5		—	Portions of the Articles of Incorporation, as amended and supplemented, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)
6	(a)	—	Management Agreement, as amended, between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”).(d)
	(b)	—	Form of Sub-Advisory Agreement between the Manager and Merrill Lynch Asset Management U.K. Limited.(n)
7		—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(g)
8		—	None.
9		—	Form of Custody Agreement between the Registrant and JP Morgan Chase.(o)
10	(a)	—	Form of Amended and Restated Class A Distribution Plan of the Registrant.(c)
	(b)	—	Form of Amended and Restated Class B Distribution Plan of the Registrant.(h)
	(c)	—	Form of Amended and Restated Class C Distribution Plan of the Registrant.(h)
	(d)	—	Form of Class R Distribution Plan of the Registrant.(q)
	(e)	—	Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(c)
11		—	Opinion of Brown & Wood LLP, counsel to the Registrant and Growth Opportunity.*
12		—	Tax Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant and Growth Opportunity.*
13	(a)(1)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)
	(a)(2)	—	Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated July 11, 2001.(i)
	(a)(3)	—	Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated December 1, 2001.(i)
	(a)(4)	—	Form of Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(r)
	(b)	—	Agreement between Merrill Lynch & Co., Inc. and Registrant relating to Registrant’s use of Merrill Lynch name.(a)
	(c)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(e)
	(c)(2)	—	Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(m)
	(c)(3)	—	Form of Third Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(s)
	(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(k)
	(e)	—	Form of Securities Lending Agency Agreement.(p)
14	(a)	—	Consent of , independent auditors for the Registrant.*
	(b)		Consent of , independent auditors for Growth Opportunity.*
15		—	Not Applicable.
16		—	Power of Attorney.
17	(a)	—	Prospectus dated January 1, 2003, and Statement of Additional Information dated January 1, 2003, of the Registrant.
	(b)	—	Annual Report to Stockholders of the Registrant for the fiscal year ended August 31, 2003.
	(c)	—	Prospectus dated May 28, 2003, and Statement of Additional Information dated May 28, 2003, of Growth Opportunity.
	(d)	—	Annual Report to Stockholders of Growth Opportunity for the fiscal year ended January 31, 2003.
	(e)	—	Semi-Annual Report to Stockholders of Growth Opportunity for the six months ended July 31, 2003.
	(f)	—	Form of Proxy.

(a)

Re-Filed on December 21, 1995, as an exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) pursuant to the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) requirements.

(b)

Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit (2) to the Registration Statement.

(c)

Incorporated by reference to Exhibits 13(a) and 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. filed on April 17, 2003 (File No. 2-56978).

(d)	Filed on December 11, 2001 as an exhibit to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement.

(e)	Incorporated by reference to Exhibit 8(b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2000.

(f)	Included as Exhibit I to the Proxy Statement and Prospectus contained the Registration Statement.

(g)

Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on July 5, 2000.

(h)

Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Adjustable Rate Securities Fund, Inc. (File No. 33-40332), filed on September 28, 2000.

(i)	Filed on December 30, 2002 as an exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement.

(j)	Filed on December 1, 1999 as an exhibit to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement.

(k)

Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(l)	Filed on November 30, 2000 as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement.

(m)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.

(n)	Filed on December 23, 1996 as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement.

(o)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Mercury Global Holdings, Inc. (File No. 2-9834), filed on March 28, 2002.

(p)

Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

(q)

Incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002

(r)

Incorporated by reference to Exhibit 8(a)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Merrill Lynch Basic Value Fund, Inc. (File No. 2-58521), filed on December 20, 2002.

(s)	Incorporated by reference to Exhibit (b)(3) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (333-39837), filed on December 13, 2002.

*	To be filed by post-effective amendment

Item 16. Indemnification.

     Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “1940 Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and

C-1

that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 3rd day of October, 2003.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
(Registrant)

By:	/s/ Donald C. Burke
(Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer) and Director
(Terry K. Glenn)

*	Vice President and Treasurer (Principal Financial And Accounting Officer)
(Donald C. Burke)

*	Director
(James H. Bodurtha)

*	Director
(Joe Grills)

*	Director
(Herbert I. London)

*	Director
(Andre F. Perold)

*	Director
(Roberta Cooper Ramo)

*	Director
(Robert S. Salomon, Jr.)

*	Director
(Stephen B. Swensrud)

* This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

* By:	/s/ Donald C. Burke	October 3, 2003
(Donald C. Burke, Attorney-in-Fact)

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EXHIBIT INDEX

(16)		—	Power of Attorney
(17)	(a)	—	Prospectus dated January 1, 2003, and Statement of Additional Information dated January 1, 2003, of the Registrant
(17)	(b)	—	Annual Report to Stockholders of the Registrant
(17)	(c)	—	Prospectus dated May 28, 2003, and Statement of Additional Information dated May 28, 2003, of Growth Opportunity
(17)	(d)	—	Annual Report to Stockholders of Growth Opportunity
(17)	(e)	—	Semi-Annual Report to Stockholders of Growth Opportunity
(17)	(f)	—	Form of Proxy